Supplement dated December 5, 2002

To Prospectus dated August 28, 2002

The Christian Stewardship Small Cap Equity Index Fund and the Christian Stewardship International Index Fund ("Funds") described in this prospectus have never been offered to the public. Management of the Funds has decided that the Funds will not be opened. Therefore they are not available to investors.

The Christian Stewardship Bond Index Fund was merged into Capstone Social Ethics and Religious Values Bond Fund on September 30, 2002. Thus, Christian Stewardship Bond Index Fund is no longer available to investors.